UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 22, 2013

Woodward, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-8408	36-1984010
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1000 East Drake Road, Fort Collins, Colorado		80525
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 970-482-5811

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On January 22, 2013, Woodward, Inc. (the “Registrant”) reported its results of operations for its first quarter of fiscal year 2013. A copy of the press release, earnings call transcript, and presentation slides issued by the Registrant concerning the foregoing results are furnished herewith as Exhibits 99.1, 99.2 and 99.3, respectively, and are incorporated by reference.

Item 7.01 Regulation FD Disclosure.

The information set forth in item 2.02 above is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial statements: None

(b)	Pro forma financial information: None

(c)	Shell company transactions: None

(d)	Exhibits

99.1	Press release of Woodward, Inc. dated January 22, 2013

99.2	January 22, 2013 Earnings Call Transcript

99.3	Presentation Slides for the Earnings Call dated January 22, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Woodward, Inc.

January 23, 2013	By:	/s/ A. Christopher Fawzy
Name: A. Christopher Fawzy
Title: Corporate Vice President, General Counsel, Corporate Secretary and Chief Compliance Officer

Exhibit Index

Exhibit No.	Description

99.1	Press release of Woodward, Inc. dated January 22, 2013

99.2	January 22, 2013 Earnings Call Transcript

99.3	Presentation Slides for the Earnings Call dated January 22, 2013